UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 17, 2026
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Ralliant Corporation
(Exact name of registrant as specified in its charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

1-42633	99-5127620
(Commission File Number)	(IRS Employer Identification No.)

4114 Center at North Hills Street
Suite 400
Raleigh,	NC	27609
(Address of principal executive offices)		(Zip code)
(984) 375-7255
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	RAL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On February 17, 2026, Ralliant Corporation posted a form of investor presentation on its Investor Relations website at https://investors.ralliant.com for use with analysts and investors at the Citi 2026 Global Industrial Tech and Mobility Conference to be held on Tuesday, February 17, 2026, and the Barclays 43rd Annual Industrial Select Conference to be held on Wednesday, February 18, 2026. Replays of the webcasts for each conference will be archived on the foregoing website.
A copy of the form of investor presentation is furnished herewith as Exhibit 99.1 and incorporated by reference herein. The information set forth in this Item 7.01 of this Current Report on Form 8-K and the presentation attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
99.1	Form of Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALLIANT CORPORATION

Date:	February 17, 2026	By:	/s/ Neill P. Reynolds
Neill P. Reynolds
Chief Financial Officer